EXHIBIT A



AMERICAN DEPOSITARY SHARES
Each American Depositary
Share represents 3000
deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR VOTING COMMON SHARES
WITHOUT PAR VALUE OF SHARES OF
COMPANHIA DE TRANSMISSAO DE
ENERGIA ELETRICA PAULISTA
(ORGANIZED UNDER THE LAWS OF
THE FEDERATIVE REPUBLIC OF
BRAZIL)

The Bank of New York, as
depositary (hereinafter called
the Depositary), hereby
certifies that___________
_______________________________
_____________, or registered
assigns IS THE OWNER OF
_____________________________

AMERICAN DEPOSITARY SHARES

representing deposited voting
common shares (herein called
Shares) of COMPANHIA DE
TRANSMISSAO DE ENERGIA ELETRICA
PAULISTA, incorporated under
the laws of the Federative
Republic of Brazil(herein
called the Company).  At the
date hereof, each American
Depositary Share represents
3000
Shares deposited or subject to
deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the Sao
Paulo office of Banco Itau
(herein called the Custodian).
 The Depositarys Corporate
Trust Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at One Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y. 10286

1.  THE DEPOSIT AGREEMENT.



This American Depositary
Receipt is one of an issue
(herein called Receipts), all
issued and to be issued upon
the terms and conditions set
forth in the deposit agreement,
dated as of ______________,
1999 (herein called the Deposit
Agreement), by and among the
Company, the Depositary, and
all Owners and Beneficial
Owners from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become bound
by all the terms and conditions
thereof.  The Deposit Agreement
sets forth the rights of Owners
and Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares deposited
thereunder and any and all
other securities, property and
cash from time to time received
in respect of such Shares and
held thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

The statements made on the face
and reverse of this Receipt are
summaries of certain provisions
of the Deposit Agreement and
are qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in
the Deposit Agreement and not
defined herein shall have the
meanings set forth in the
Deposit Agreement.

2.  SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.



Upon surrender at the Corporate
Trust Office of the Depositary
of this Receipt for the purpose
of withdrawal of the Deposited
Securities represented by the
American Depositary Shares
evidenced hereby, and upon
payment of the fee of the
Depositary provided in this
Receipt, and subject to the
terms and conditions of the
Deposit Agreement, the Charter,
the provisions of or governing
the Deposited Securities and
applicable law, the Owner
hereof is entitled to delivery,
to him or upon his order, of
the Deposited Securities at the
time represented by the
American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by
(a)(i) the delivery of
certificates, if any, in the
name of the Owner hereof or as
ordered by him or certificates
properly endorsed or
accompanied by proper
instruments of transfer to such
Owner or as ordered by him, or
(ii) book-entry transfer of the
Shares represented by this
Receipt to an account in the
name of such Owner or as
ordered by him, and (b)
delivery of any other
securities, property and cash
to which such Owner is then
entitled in respect of this
Receipt to such Owner or as
ordered by him.  Such delivery
will be made at the option of
the Owner hereof, either at the
office of the Custodian or at
the Corporate Trust Office of
the Depositary, as provided in
the Deposit Agreement; provided
that the forwarding of
certificates for Shares or
other Deposited Securities for
such delivery at the Corporate
Trust Office of the Depositary
shall be at the risk and
expense of the Owner hereof.

3.  TRANSFERS, SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.



The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof in person or by a duly
authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt may
be split into other such
receipts, or may be combined
with other such receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt, the delivery of
any distribution thereon, or
withdrawal of any Deposited
Securities, the Company, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the
Shares or the presenter of the
Receipt of a sum sufficient to
reimburse it for any tax or
other governmental charge and
any stock transfer or
registration fee with respect
thereto (including any such tax
or charge and fee with respect
to Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with such reasonable
regulations as the Depositary
and the Company may establish
consistent with the provisions
of the Deposit Agreement or
this Receipt, including,
without limitation, this
Article 3 and any regulations
deemed necessary or desirable
by the Depositary or the
Custodian to facilitate
compliance with any applicable
rules or regulations of the
Banco Central de Brasil (the
Central Bank) or the Comissao
de Valores Mobiliarios (the
CVM).

The delivery of Receipts
against deposits of Shares
generally or against deposits
of particular Shares may be
suspended, or the transfer of
Receipts in particular
instances may be refused, or
the registration of transfer of
outstanding Receipts, or the
combination or split-up of
Receipts generally may be
suspended, during any period
when the transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding any other
provision of the Deposit
Agreement or this Receipt, the
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may be
suspended only for (i)
temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges,(iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities, or
(iv) any other reason that may
at any time be specified in
paragraph I(A)(1) of the
General Instructions to
Form F-6, as from time to time
in effect, or any successor
provision thereto.  Without
limitation of the foregoing,
the Depositary shall not
knowingly accept for deposit
under the Deposit Agreement any
Shares required to be
registered under the provisions
of the Securities Act of 1933,
unless a registration statement
is in effect as to such Shares.

4.  LIABILITY OF OWNER FOR
TAXES.



If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner hereof.  The Depositary
may refuse to effect any
transfer of this Receipt or any
combination or split-up hereof
or any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt until
such payment is made, and may
withhold any dividends or other
distributions, or may sell for
the account of the Owner hereof
any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge (and any taxes or
expenses arising out of such
sale), and the Owner hereof
shall remain liable for any
deficiency.

5.  WARRANTIES ON DEPOSIT OF
SHARES.

Every person depositing Shares
hereunder and under the Deposit
Agreement shall be deemed
thereby to represent and
warrant that such Shares and
each certificate therefore, if
any, are validly issued, fully
paid, non-assessable, and free
of any preemptive rights of the
holders of outstanding Shares
and that the person making such
deposit is duly authorized so
to do.  Every such person shall
also be deemed to represent
that such Shares and the
Receipts evidencing American
Depositary Shares representing
such Shares would not be
Restricted Securities.  Such
representations and warranties
shall survive the deposit of
Shares and issuance of
Receipts.

6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.



Any person presenting Shares
for deposit or any Owner of a
Receipt may be required from
time to time to file with the
Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, legal or beneficial
ownership of Receipts,
Deposited Securities or other
securities, compliance with all
applicable laws or regulations
or terms of the Deposit
Agreement or such Receipt, or
such information relating to
the registration on the books
of the Company or the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Depositary may deem necessary
or proper or as the Company may
reasonably require.  The
Depositary may withhold the
delivery or registration of
transfer of any Receipt or the
distribution of any dividend or
sale or distribution of rights
or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made.  The
Depositary shall from time to
time advise the Company of the
availability of any such
proofs, certificates or other
information and shall provide
copies thereof to the Company
as promptly as practicable upon
request by the Company, unless
such disclosure is prohibited
by law.

7.  CHARGES OF DEPOSITARY.

The Company agrees to pay the
fees and reasonable out-of-
pocket expenses of the
Depositary and those of any
Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company from
time to time.  The Depositary
shall present a detailed state-
ment for such expenses to the
Company at least once every
three months.  The charges and
expenses of the Custodian are
for the sole account of the
Depositary.



The following charges (to the
extent permitted by applicable
law or the rules of any
securities exchange on which
the American Depositary Shares
are admitted for trading) shall
be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock
dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited
Securities or a distribution of
Receipts pursuant to
Section 4.03 of the Deposit
Agreement), whichever
applicable: (1) taxes and other
governmental charges, (2) such
registration fees as may from
time to time be in effect for
the registration of transfers
of Shares generally on the
Share register of the Company
or Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee on
the making of deposits or
withdrawals under the terms of
the Deposit Agreement, (3) such
cable, telex and facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement, (4) such
expenses as are incurred by the
Depositary in the conversion of
Foreign Currency pursuant to
Section 4.05 of the Deposit
Agreement, (5) a fee not in
excess of $5.00 per 100
American Depositary Shares (or
portion thereof) for the
execution and delivery of
Receipts pursuant to
Sections 2.03 or 4.03 of the
Deposit Agreement and the
surrender of Receipts pursuant
to Section 2.05 of the Deposit
Agreement (other than any
execution and delivery of
Receipts in connection with a
public and/or private offering
of Shares represented by
Receipts by the Company
occurring within 3 years from
the date hereof), (6) a fee not
in excess of $0.02 per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
Section 4.01 of the Deposit
Agreement and (7) a fee for the
distribution of proceeds of
sales of securities or rights
pursuant to Sections 4.02 or
4.04, respectively, of the
Deposit Agreement, such fee
(which may be deducted from
such proceeds) being in an
amount equal to the lesser of
(i) the fee for the issuance of
American Depositary Shares
referred to above which would
have been charged as a result
of the deposit by Owners of
securities (for purposes of
this clause 7 treating all such
securities as if they were
Shares) or Shares received in
exercise of rights distributed
to them pursuant to
Sections 4.02 or 4.04,
respectively, but which
securities or rights are
instead sold by the Depositary
and the net proceeds
distributed and (ii) the amount
of such proceeds.

The Depositary may own and deal
in any class of securities of
the Company and its affiliates
and in Receipts.

8. TITLE TO RECEIPTS.

It is a condition of this
Receipt and every successive
Owner and Beneficial Owner of
this Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument
under the laws of New York;
provided, however, that the
Depositary and the Company,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to distribution
of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes.

9.  VALIDITY OF RECEIPT.

This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary;
provided, however that such
signature may be a facsimile if
a Registrar for the Receipts
shall have been appointed and
such Receipts are countersigned
by the manual signature of a
duly authorized officer of the
Registrar.


10.  REPORTS; INSPECTION OF
TRANSFER BOOKS.

The Company currently furnishes
the Securities and Exchange
Commission (hereinafter called
the Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g3-2(b)
under the Securities Exchange
Act of 1934.  Such reports and
communications will be
available for inspection and
copying by Owners and
Beneficial Owners at the public
reference facilities maintained
by the Commission located at
450 Fifth Street, N.W.,
Washington, D.C. 20549.

The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports, notices and
communications, including any
proxy soliciting material,
received from the Company which
are both (a) received by the
Depositary, the Custodian or a
nominee of either as the holder
of the Deposited Securities and
(b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary will also make
available for inspection by
Owners of Receipts copies of
such reports, notices and
communications when furnished
by the Company pursuant to the
Deposit Agreement.  Any such
reports, notices and
communications, including any
such proxy soliciting material,
furnished to the Depositary by
the Company shall be furnished
in English to the extent such
materials are required to be
translated into English
pursuant to any regulations of
the Commission applicable to
the Company.  The Company
agrees to provide to the
Depositary, at the Companys
expense (unless otherwise
agreed in writing by the
Company and the Depositary),
all documents that it provides
to the Custodian.

The Depositary will keep books
for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Owners of
Receipts, provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts for an
object other than the business
of the Company, including,
without limitation, a matter
related to the Deposit
Agreement, the Receipts or the
Deposited Securities.

11.  DIVIDENDS AND
DISTRIBUTIONS.



Whenever the Depositary or on
its behalf, its agent, receives
any cash dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of receipt
thereof any amounts received in
a Foreign Currency can in the
judgment of the Depositary be
converted on a reasonable basis
into United States dollars
transferable to the United
States, and subject to the
Deposit Agreement, convert or
will cause its agent to
convert, within one Business
Day after its receipt of such
dividend or distribution
(unless otherwise prohibited or
prevented by law), such
dividend or distribution into
Dollars, transfer such Dollars
to the United States and will,
as promptly as practicable,
distribute the amount thus
received (net of the expenses
of the Depositary as provided
in Article 7 hereof and
Section 5.09 of the Deposit
Agreement) to the Owners of
Receipts entitled thereto;
provided, however, that in the
event that the Company, the
Depositary or the Custodian is
required to withhold and does
withhold from such cash
dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly. The Depositary
shall distribute only such
amounts as can be distributed
without distributing to any
Owner a fraction of one cent
and any balance that is not so
distributed shall be held by
the Depositary (without
liability for the interest
thereon) and shall be added to
and be part of the next sum
received by the Depositary for
distribution to the Owners of
Receipts then outstanding.  The
Company or its agent will remit
to the appropriate governmental
agency in Brazil all amounts
withheld and owing to such
agency.  The Depositary will
forward to the Company or its
agent in a timely manner such
information from its records as
the Company may reasonably
request to enable the Company
or its agent to file necessary
reports with governmental
agencies, and the Depositary or
the Company or its agent may
file any such reports necessary
to obtain benefits under the
applicable tax treaties for the
Owners.



Subject to the provisions of
Section 4.11 and 5.09 of the
Deposit Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Sections 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will, as promptly as
practicable, cause the
securities or property received
by it to be distributed to the
Owners of Receipts entitled
thereto, in proportion to the
number of American Depositary
Shares representing such
Deposited Securities held by
each of them respectively, in
any manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the opinion
of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may,
after consultation with the
Company, adopt such method as
it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to,
the public or private sale of
the securities or property thus
received, or any part thereof,
and the net proceeds of any
such sale (net of the fees of
the Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement and any expenses in
connection with such sale)
shall be distributed by the
Depositary to the Owners of
Receipts entitled thereto as in
the case of a distribution
received in cash, all in the
manner and subject to the
conditions set forth in the
Deposit Agreement.  To the
extent such securities or
property or the net proceeds
thereof are not distributed to
Owners as provided in
Section 4.02 of the Deposit
Agreement, the same shall
constitute Deposited Securities
and each American Depositary
Share shall thereafter also
represent its proportionate
interest in such securities,
property or net proceeds.



If any distribution consists of
a dividend in, or free
distribution of, Shares, the
Depositary shall distribute, as
promptly as practicable, to the
Owners of outstanding Receipts
entitled thereto, in proportion
to the number of American
Depositary Shares representing
such Deposited Securities held
by each of them respectively,
additional Receipts evidencing
an aggregate number of American
Depositary Shares representing
the amount of Shares received
as such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and
the issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or other
governmental charge as provided
in Section 4.11 of the Deposit
Agreement and the payment of
the fees of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds,
all in the manner and subject
to the conditions set forth in
the Deposit Agreement.  If
additional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.  In
addition, the Depositary may
withhold any distribution of
Receipts under Section 4.03 of
the Deposit Agreement if it has
not received satisfactory
assurances from the Company
that such distribution does not
require registration under the
Securities Act or is exempt
from registration under the
provisions of such Act.

In the event that the
Depositary determines that any
distribution in property other
than cash (including Shares and
rights to subscribe therefore)
is subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may by
public or private sale dispose
of all or a portion of such
property (including Shares and
rights to subscribe therefore)
in such amounts and in such
manner as the Depositary deems
reasonably necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute the
net proceeds of any such sale
after deduction of such taxes
or charges to the Owners of
Receipts entitled thereto.

12.  RIGHTS.

In the event that the Company
shall offer or cause to be
offered to the holders of any
Deposited Securities any rights
to subscribe for additional
Shares or any rights of any
other nature, the Depositary,
after consultation with the
Company, shall have discretion
as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on
behalf of any Owners and making
the net proceeds available to
such Owners or, if by the terms
of such rights offering or for
any other reason it would be
unlawful for the Depositary
either to make such rights
available to any Owners or to
dispose of such rights and make
the net proceeds available to
such Owners, then the
Depositary shall allow the
rights to lapse.  If at the
time of the offering of any
rights the Depositary
determines that it is lawful
and feasible to make such
rights available to all or
certain Owners but not to other
Owners, the Depositary shall
distribute to any Owner to whom
it determines the distribution
to be lawful and feasible, in
proportion to the number of
American Depositary Shares held
by such Owner, warrants or
other instruments therefore in
such form as it deems
appropriate.



In circumstances in which
rights would otherwise not be
distributed, if an Owner
requests the distribution of
warrants or other instruments
in order to exercise the rights
allocable to the American
Depositary Shares of such Owner
hereunder, the Depositary will,
as promptly as practicable,
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that (a) the Company
has elected in its sole
discretion to permit such
rights to be exercised and
(b) such Owner has executed
such documents as the Company
has determined in its sole
discretion are reasonably
required under applicable law.

If the Depositary has
distributed warrants or other
instruments for rights to all
or certain Owners, then upon
instruction pursuant to such
warrants or other instruments
to the Depositary from such
Owners to exercise such rights,
upon payment by such Owner to
the Depositary for the account
of such Owner of an amount
equal to the purchase price of
the Shares to be received upon
the exercise of the rights, and
upon payment of the fees of the
Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on behalf
of such Owner, exercise the
rights and purchase the Shares,
and the Company shall cause the
Shares so purchased to be
delivered to the Depositary on
behalf of such Owner.  As agent
for such Owner, the Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.02 of the
Deposit Agreement, and shall,
pursuant to Section 2.03 of the
Deposit Agreement, execute and
deliver Receipts to such Owner.
 In the case of a distribution
pursuant to this paragraph,
such Receipts shall be legended
in accordance with applicable
U.S. laws, and shall be subject
to the appropriate restrictions
on sale, deposit, cancellation,
and transfer under such laws.



If the Depositary determines
that it is not lawful or
feasible to make such rights
available to all or certain
Owners, it will use its best
efforts that are reasonable
under the circumstances to sell
the rights, warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of
the fees of the Depositary as
provided in Section 5.09 of the
Deposit Agreement, any expenses
in connection with such sale
and all taxes and governmental
charges payable in connection
with such rights and subject to
the terms and conditions of the
Deposit Agreement) for the
account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an averaged
or other practical basis
without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  Such proceeds shall
be distributed as promptly as
practicable in accordance with
Section 4.01 of the Deposit
Agreement.

If a registration statement
under the Securities Act is
required with respect to the
securities to which any rights
relate in order for the Company
to offer such rights to Owners
and sell the securities
represented by such rights, the
Depositary will not offer such
rights to Owners having an
address in the United States
(as defined in Regulation S)
unless and until such a
registration  statement is in
effect, or unless the offering
and sale of such securities and
such rights to such Owners are
exempt from registration under
the provisions of such Act.

The Depositary shall not be
responsible for any failure to
determine that it may be lawful
or feasible to make such rights
available to Owners in general
or any Owner in particular.

13.  CONVERSION OF FOREIGN
CURRENCY.



Whenever the Depositary or the
Custodian shall receive Foreign
Currency, by way of dividends
or other distributions or the
net proceeds from the sale of
securities, property or rights,
and if at the time of the
receipt thereof the Foreign
Currency so received can,
pursuant to applicable law, be
converted on a reasonable basis
into Dollars and the resulting
Dollars transferred to the
United States, the Depositary
or the Custodian shall convert
or cause to be converted as
promptly as practicable (and in
any event within one Business
Day of its or its agents
receipt of such Foreign
Currency) by sale or in any
other manner that it may
determine in accordance with
applicable law, such Foreign
Currency into Dollars.  If, at
the time of conversion of such
Foreign Currency into Dollars,
such Dollars can, pursuant to
applicable law, be transferred
outside of Brazil for
distribution to Owners entitled
thereto, such Dollars shall be
distributed as promptly as
practicable to the Owners
entitled thereto or, if the
Depositary or the Custodian
shall have distributed any
rights, warrants or other
instruments which entitle the
holders thereof to such
Dollars, then to the holders of
such rights, warrants and/or
instruments upon surrender
thereof for cancellation.  Such
distribution or conversion may
be made upon an averaged or
other practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the date
of delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion into
Dollars incurred by the
Depositary or the Custodian as
provided in Section 5.09 of the
Deposit Agreement.

If such conversion, transfer or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
or the Custodian shall file as
promptly as practicable such
application for approval or
license; however, the
Depositary or the Custodian
shall be entitled to rely upon
Brazilian local counsel in such
matters, which counsel shall be
instructed to act as promptly
as possible.

If at any time Foreign Currency
received by the Depositary or
the Custodian is not, pursuant
to applicable law, convertible,
in whole or in part, into
Dollars transferable into the
United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary
cannot be promptly obtained at
a reasonable cost, the
Depositary or the Custodian
shall, (a) as to that portion
of the Foreign Currency that is
convertible into Dollars, make
such conversion and, if
permitted by applicable law,
transfer such Dollars to the
United States for distribution
to Owners in accordance with
the first paragraph of this
Article 13 or, if such transfer
is not so permitted, hold such
Dollars uninvested and without
liability for interest thereon
for the respective accounts of
the Owners entitled to receive
the same, and (b) as to the
nonconvertible balance, if any,
(i) if requested in writing by
an Owner, distribute or cause
the Custodian to distribute the
Foreign Currency (or an
appropriate document evidencing
the right to receive such
Foreign Currency) received by
the Depositary or Custodian to
such Owner and (ii) the Deposi-
tary shall cause the Custodian
to hold any amounts of
nonconvertible Foreign Currency
not distributed pursuant to the
immediately preceding
subclause (i) for the
respective accounts of the
Owners entitled to receive the
same, uninvested and without
liability for interest thereon
for the respective accounts of
the Owners entitled to receive
the same.


14.  RECORD DATES.

Whenever any cash dividend or
other cash distribution shall
become payable or any
distribution other than cash
shall be made, or whenever
rights shall be issued with
respect to the Deposited
Securities, or whenever for any
reason the Depositary causes a
change in the number of Shares
that are represented by each
American Depositary Share, or
whenever any exchange of
Receipts for other depositary
receipts is effected, or
whenever the Depositary shall
receive notice of any meeting
of holders of Shares or other
Deposited Securities, or
whenever the Depositary shall
find it necessary or
convenient, the Depositary
shall fix a record date, which
date shall (x) be the same date
as the record date fixed by the
Company, to the extent
practicable, or (y) if
different from the record date
fixed by the Company, be fixed
after consultation with the
Company (a) for the
determination of the Owners of
Receipts who shall be
(i) entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof or
(ii) entitled to give
instructions for the exercise
of voting rights at any such
meeting, or (b) on or after
which each American Depositary
Share will represent the
changed number of Shares,
subject to the provisions of
the Deposit Agreement.

15.  VOTING OF DEPOSITED
SECURITIES.



As soon as practicable after
receipt of notice of any
meeting or solicitation of
proxies of holders of Shares or
other Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable
thereafter, mail to the Owners
of Receipts a notice, the form
of which notice shall be in the
sole discretion of the
Depositary, which shall contain
(a) such information as is
contained in such notice of
meeting (or, if requested by
the Company a summary in
English of such information
provided by the Company),(b) a
statement that the Owners of
Receipts as of the close of
business on a specified record
date will be entitled, subject
to any applicable provision of
Brazilian law, the Charter and
the provisions of the Deposited
Securities, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares and (c) a statement as
to the manner in which such
instructions may be given,
including an express indication
that instructions may be given
or deemed given in accordance
with the last sentence of this
paragraph if no instruction is
received, to the Depositary to
give a discretionary proxy to a
person designated by the
Company.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor
insofar as practicable and
permitted under Brazilian law,
the Charter and the Deposited
Securities to vote or cause to
be voted the amount of Shares
or other Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance with
the instructions set forth in
such request.  The Depositary
shall not itself vote or
attempt to exercise the right
to vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions or deemed
instructions.  If no
instructions are received by
the Depositary from any Owner
with respect to any of the
Deposited Securities
represented by the American
Depositary Shares evidenced by
such Owners Receipts on or
before the date established by
the Depositary for such
purpose, the Depositary shall
deem such Owner to have
instructed the Depositary to
give a discretionary proxy to a
person designated by the
Company with respect to such
Deposited Securities and the
Depositary shall give a
discretionary proxy to a person
designated by the Company to
vote such Deposited Securities;
provided, that no such
instruction shall be deemed
given and no such discretionary
proxy shall be given with
respect to any matter as to
which the Company informs the
Depositary (and the Company
agrees to provide such
information as promptly as
practicable in writing) that
(x) the Company does not wish
such proxy given, (y)
substantial opposition exists
or (z) such matter materially
or adversely affects the rights
of holders of Shares.



Subject to the rules of any
securities exchange on which
American Depositary Shares or
the Deposited Securities
represented thereby are listed,
the Depositary shall, if
requested by the Company,
deliver, at least two Business
Days prior to the date of such
meeting, to the Company, to the
attention of its Chief
Financial Officer, copies of
all instructions received from
Owners in accordance with which
the Depositary will vote, or
cause to be voted, the
Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipts at such meeting.
 Delivery of instructions will
be made at the expense of the
Company  (unless otherwise
agreed in writing by the
Company and the Depositary),
provided that payment of such
expenses shall not be a
condition precedent to the
obligations of the Depositary
under Section 4.07 of the
Deposit Agreement.

16.  CHANGES AFFECTING
DEPOSITED SECURITIES.

In circumstances where the
provisions of Section 4.03 of
the Deposit Agreement do not
apply, upon any change in
nominal value, change in par
value, split-up, consolidation,
or any other reclassification
of Deposited Securities, or
upon any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company or
to which it is a party, any
securities which shall be
received by the Depositary or a
Custodian in exchange for or in
conversion of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursuant
to the following sentence.  In
any such case the Depositary
may, and shall if the Company
shall so request, execute and
deliver additional Receipts as
in the case of a dividend in
Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.

17.	LIABILITY OF THE COMPANY
AND DEPOSITARY.





Neither the Depositary nor the
Company shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt, if by reason of any
provision of any present or
future law or regulation of the
United States, Brazil or any
other country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future,
of the Charter, or by reason of
any provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or war
or other circumstances beyond
its control, the Depositary or
the Company shall be prevented
or forbidden from or be subject
to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed; nor shall the
Depositary or the Company incur
any liability to any Owner or
Beneficial Owner of a Receipt
by reason of any non-
performance or delay, caused as
aforesaid, in the performance
of any act or thing which by
the terms of the Deposit
Agreement it is provided shall
or may be done or performed, or
by reason of any exercise of,
or failure to exercise, any
discretion provided for in the
Deposit Agreement.  Where, by
the terms of a distribution
pursuant to Sections 4.01, 4.02
or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, or for any other
reason, the Depositary is
prevented or prohibited from
making such distribution or
offering available to Owners,
and the Depositary is prevented
or prohibited from disposing of
such distribution or offering
on behalf of such Owners and
making the net proceeds
available to such Owners, then
the Depositary shall not make
such distribution or offering,
and shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or shall
be subject to any liability
under the Deposit Agreement to
Owners or Beneficial Owners of
Receipts, except that they
agree to perform their
obligations specifically set
forth in the Deposit Agreement
without negligence or bad
faith.  The Depositary shall
not be subject to any liability
with respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability, unless
indemnity satisfactory to it
against all expenses and
liability shall be furnished as
often as may be required, and
the Custodian shall not be
under any obligation whatsoever
with respect to such
proceedings, the responsibility
of the Custodian being solely
to the Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal counsel,
accountants, any person
presenting Shares for deposit,
any Owner or Beneficial Owner
of a Receipt, or any other
person believed by it in good
faith to be competent to give
such advice or information.
The Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such vote,
provided that any such action
or nonaction is in good faith.
 The Depositary shall not be
liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous act
or omission of the Depositary
or in connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises, the
Depositary performed its
obligations without negligence
or bad faith while it acted as
Depositary.

The Company agrees to indemnify
the Depositary, its directors,
employees, agents and
affiliates and any Custodian
against, and hold each of them
harmless from, any liability or
expense (including, but not
limited to, the reasonable fees
and expenses of counsel) which
may arise out of acts performed
or omitted, in accordance with
the provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, and
except to the extent that such
liability or expense arises out
of information relating to the
Depositary or the Custodian, as
applicable, furnished in
writing to the Company by the
Depositary or the Custodian, as
applicable, expressly for use
in any registration statement,
proxy statement, prospectus (or
placement memorandum) or
preliminary prospectus (or
preliminary placement
memorandum) relating to the
Shares, or omissions from such
information; or (ii) by the
Company or any of its
directors, employees, agents
and affiliates.

No disclaimer of liability
under the Securities Act of
1933 is intended by any
provision of the Deposit
Agreement.

The Depositary, subject to
Sections 2.05 and 2.09 of the
Deposit Agreement, may own and
deal in any class of securities
of the Company and its
affiliates and in Receipts.

18.	RESIGNATION AND REMOVAL OF
THE DEPOSITARY; APPOINTMENT OF
SUCCESSOR CUSTODIAN.



The Depositary may at any time
resign as Depositary under the
Deposit Agreement by written
notice of its election so to do
delivered to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement.  The Depositary may
at any time be removed by the
Company by written notice of
such removal, effective upon
the appointment of a successor
depositary and its acceptance
of such appointment as provided
in the Deposit Agreement.
Whenever the Depositary in its
discretion determines that it
is in the best interest of the
Owners of Receipts to do so, it
may appoint a substitute or
additional custodian or
custodians.

19.  AMENDMENT.

The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and
from time to time be amended by
agreement between the Company
and the Depositary in any
respect which they may deem
necessary or desirable.  Any
amendment which shall impose or
increase any fees or charges
(other than taxes and other
governmental charges) or which
shall otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become effective
as to outstanding Receipts
until the expiration of thirty
days after notice of such
amendment shall have been given
to the Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive therefore
the Deposited Securities
represented thereby, except in
order to comply with mandatory
provisions of applicable law.

20.	TERMINATION OF DEPOSIT
AGREEMENT.



The Depositary at any time, at
the direction of the Company,
shall terminate the Deposit
Agreement by mailing notice of
such termination to the Owners
of all Receipts then
outstanding at least 30 days
prior to the date fixed in such
notice for such termination.
The Depositary may likewise
terminate the Deposit Agreement
by mailing notice of such
termination to the Company and
the Owners of all Receipts then
outstanding, such termination
to be effective on a date
specified in such notice not
less than 30 days after the
date thereof, if at any time 60
days shall have expired after
the Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and
after the date of termination,
the Owner of a Receipt will,
upon (a) surrender of such
Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the
Depositary for the surrender of
Receipts referred to in Section
2.05 of the Deposit Agreement,
and (c) payment of any
applicable taxes or
governmental charges, be
entitled to delivery, to the
Owner or upon the Owners order,
of the amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.  If
any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend the
distribution of dividends to
the Owners thereof, and shall
not give any further notices or
perform any further acts under
the Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities, shall sell rights
as provided in the Deposit
Agreement, and shall continue
to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each case,
the fee of the Depositary for
the surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
 At any time after the
expiration of one year from the
date of termination, the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement and
may thereafter hold uninvested
the net proceeds of any such
sale, together with any other
cash then held by it
thereunder, unsegregated and
without liability for interest,
for the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all obligations
under the Deposit Agreement,
except to account for such net
proceeds and other cash (after
deducting, in each case, the
fee of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges)
and except as provided in
Section 5.08 of the Deposit
Agreement.  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations
under the Deposit Agreement
except for its obligations to
the Depositary with respect to
indemnification, charges, and
expenses.



21.	REGULATORY COMPLIANCE.



Pursuant to the Deposit
Agreement, the Depositary and
the Company have confirmed to
each other that, for as long as
the Deposit Agreement is in
effect, they shall comply with
any requirements for
registration of the amount of
Deposited Securities with the
Central Bank and furnish to the
CVM and the Central Bank any
information and documents
related to the Receipts and the
Depositarys obligations
hereunder whenever required
pursuant to applicable law or
regulation or as may be
requested by such authorities
from time to time, whether such
information and documents are
requested from the Depositary
or the Company.  In the event
that the Depositary or the
Custodian shall be advised (in
writing) by reputable
independent Brazilian counsel
(the Legal Warning) that the
Depositary or Custodian
reasonably could be subject to
criminal or material, as
reasonably determined by the
Depositary, civil liabilities
as a result of the Company
having failed to provide to the
CVM or the Central Bank such
information or documents
reasonably available only
through the Company, the
Depositary will immediately
send a copy of the Legal
Warning to the Company, shall
have the right to immediately
resign as Depositary by written
notice to the Company and will
not be subject to any liability
hereunder for such resignation
or such determination, except
that (i) the Depositary shall
promptly, but in no event later
than three (3) business days,
if permitted by applicable law,
duly assign, transfer and
deliver all right, title and
interest in and to the
Deposited Securities held on
account or on behalf of Owners
to the Company or its nominee
and (i) to the extent not
prohibited by applicable law,
the Depositary shall provide
the Company or any successor
depositary hereunder with
access, during normal business
hours, to such records as may
be reasonably necessary to
enable the Company or such
successor depositary to fulfill
the obligations that the
Depositary would have had
hereunder but for such
resignation.  Upon
effectiveness of such
resignation the Depositary
shall otherwise be discharged
from all of its obligations
under the Deposit Agreement.
In the event that the
Depositary resigns pursuant to
this paragraph either (i) the
Company will appoint a new
depositary, in which case the
Company will assume the
obligations stated as the
obligations of the Depositary
under Section 5.04 of the
Deposit Agreement or (ii) if
the Company fails to appoint a
new depositary within 60 days
of such resignation, the
Deposit Agreement shall be
terminated in accordance with
Section 6.02 of the Deposit
Agreement and the Company or
its designated agent will
assume the obligations stated
as the obligations of the
Depositary in such section.







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